ADVANCED SERIES TRUST

THE PRUDENTIAL SERIES FUND

Supplement dated March 20, 2008 to the Statement of Additional Information dated May 1, 2007

This Supplement sets forth changes to the Statements of Additional Information, dated May 1, 2007 (each, an SAI), of each of The Prudential Series Fund and Advanced Series Trust (each, a Fund, and together, the Funds).

All of the Funds’ Portfolios discussed in this Supplement may not be available under your variable contract.  For more information about the Portfolios of each Fund available under your contract, please refer to your contract prospectus.  The following should be read in conjunction with the SAI and should be retained for future reference. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the SAI.

A. Change in Subadvisory Fee Rate Applicable to Certain Portfolios Subadvised by Pacific Investment Management Company LLC

Effective on April 1, 2008, the subadvisory fee rate applicable to some or all of the assets the following Portfolios of each Fund subadvised by Pacific Investment Management Company LLC (PIMCO) will change:

•	Advanced Series Trust: AST Advanced Strategies Portfolio
•	Advanced Series Trust: AST PIMCO Total Return Bond Portfolio
•	The Prudential Series Fund: SP PIMCO Total Return Bond Portfolio
•	The Prudential Series Fund: Diversified Conservative Growth Portfolio

To reflect these changes, the table of subadvisory fee rates appearing in Part I of the SAI of each Fund, in the section entitled “Management and Advisory Arrangements” is hereby revised as of April 1, 2008 by deleting the subadvisory fee rates applicable to PIMCO for each of the above-referenced Portfolios, and substituting the following new subadvisory fee rate for assets managed under a “total return” strategy:

0.250% on aggregate assets up to and including $1 billion;

0.225% on aggregate assets over $ 1 billion*

*For purposes of the fee calculation, the assets of all portfolios or funds managed under a “total return” strategy or mandate by Pacific Investment Management Company LLC on behalf of Prudential Investments LLC and/or AST Investment Services, Inc. (as mutually agreed upon and identified by the parties) shall be aggregated on each day that the total of all such aggregated assets totals at least $3 billion. On any day that the total of all such aggregated assets totals less than $3 billion, the subadvisory fee rate for each such fund or portfolio shall be 0.25%

B.	Change in Subadvisory Fee Rate Applicable to AST Mid-Cap Value Portfolio

Effective on April 1, 2008, the subadvisory fee rate applicable to the portion of the AST Mid-Cap Value Portfolio subadvised by WEDGE Capital Management L.L.P. will change. To reflect this change, the table of subadvisory fee rates appearing in Part I of the SAI of the Fund, in the section entitled “Management and Advisory Arrangements” is hereby revised as of April 1, 2008 by deleting the subadvisory fee rates applicable to WEDGE Capital Management L.L.P. and substituting the following new subadvisory fee rate:

0.75% on average daily net assets up to and including $10 million;

0.65% on average daily net assets over $10 million up to and including $25 million;

0.50% on average daily net assets over $25 million to $100 million;

0.40% on average daily net assets over $100 million up to and including $150 million;

0.30% on average daily net assets over $150 million

C. Change in Subadvisory Fee Rate Applicable to Portfolios Subadvised by First Trust Advisors, L.P.

Effective on April 1, 2008, the subadvisory fee rate applicable to the following Portfolios of Advanced Series Trust subadvised by First Trust Advisors, L.P. will change:

•	Advanced Series Trust: AST First Trust Capital Appreciation Target Portfolio
•	Advanced Series Trust: First Trust Balanced Target Portfolio

To reflect these changes, the table of subadvisory fee rates appearing in Part I of the SAI of the Fund, in the section entitled “Management and Advisory Arrangements” is hereby revised as of April 1, 2008 by deleting the subadvisory fee rates applicable to First Trust Advisors, L.P. for each of the above-referenced Portfolios, and substituting the following new subadvisory fee rate:

0.35% on average daily net assets up to and including $250 million;

0.30% on average daily net assets over $250 million up to and including $500 million;

0.25% on average daily net assets over $500 million to $1 billion;

0.20% on average daily net assets over $1 billion

ASTPSFSAI-SUP2